                         CENTRAL SECURITIES CORPORATION
                                     ------
                           SIXTY-EIGHTH ANNUAL REPORT
                                      1996

                               SIGNS OF THE TIMES

    "A fundamental rule in technology says that whatever CAN be done WILL be done. Consequently, once the PC brought a '10x' lower cost for a given performance, it was only a matter of time before its impact would spread through the entire computing world and transform it. This change didn't happen from one day to the next. It came gradually, as the graph below indicates with price/performance trends."

                       Computer Economics: Cost Per MIPS
                         (a Measure of Computing Power)
            BASED ON FULLY CONFIGURED SYSTEM PRICES FOR CURRENT YEAR
--------------------------------------------------------------------------------

                                     [LOGO]

                                                    SOURCE: INTEL
--------------------------------------------------------------------------------

(Andrew S. Grove, President and CEO, Intel Corporation, ONLY THE PARANOID SURVIVE.)
                            ------------------------

    "Yesterday, the Congressional Advisory Commission on the Consumer Price Index, which I chair, released its final report. My four eminent economist colleagues and I concluded that changes in the consumer price index currently overstate the change in the cost of living by about 1.1 percentage points per year. That is, if inflation as measured by the percentage change in the consumer price index is running 3%, the true change in the cost of living is about 2%. This bias might seem small. But when compounded over time, the implications are enormous. For example, over a dozen years, the cumulative additional national debt from over indexing the budget would amount to $1 trillion! Just the additional over indexing would be the fourth largest program in the federal budget, after only Social Security, health care, and defense." (Michael J. Boskin, Professor of Economics, Stanford University, THE WALL STREET JOURNAL, December 5, 1996.)

                                     [ 2 ]

                               SIGNS OF THE TIMES

    "Clearly, sustained low inflation implies less uncertainty about the future, and lower risk premiums imply higher prices of stocks and other earning assets. We can see that in the inverse relationship exhibited by price/earnings ratios and the rate of inflation in the past. But how do we know when irrational exuberance has unduly escalated asset values, which then become subject to unexpected and prolonged contractions as they have in Japan over the past decade? And how do we factor that assessment into monetary policy? We as central bankers need not be concerned if a collapsing financial asset bubble does not threaten to impair the real economy, its production, jobs, and price stability. Indeed, the sharp stock market break of 1987 had few negative consequences for the economy. But we should not underestimate or become complacent about the complexity of the interactions of asset markets and the economy. Thus, evaluating shifts in balance sheets generally, and in asset prices particularly, must be an integral part of the development of monetary policy." (Alan Greenspan, Chairman, Board of Governors of the Federal Reserve System, THE CHALLENGE OF CENTRAL BANKING IN A DEMOCRATIC SOCIETY, December 5, 1996.)

                            ------------------------

    "The political dynamic behind the Third Industrial Revolution is the spread of capitalism in response to the world-wide failure of communism, socialism and other central planning systems. This move to market-oriented, open economic systems has initiated a process that is putting 1.2 billion Third World workers into world-wide product and labor markets over the next generation. Over a billion of these workers currently earn less than $3 a day, while the approximately 250 million workers in the U.S. and the European Union currently earn roughly $85 a day.

    "With relatively modern technology, experience indicates that these Third World workers can produce from 85% to 100% of the output of their Western compatriots. The major shifts in the world product markets brought about by the 90 million workers in Hong Kong, Japan, Korea, Malaysia, Singapore and Taiwan in the past 30 years provide some insight into the even greater changes that are yet to take place in the West.

    "One can confidently forecast that the transition to open capitalist economies will generate great conflict over international trade as special interests try to insulate themselves from competition. The transition of established industrial economies will require a major redirection of Western labor and capital to activities where it has a comparative advantage." (Michael
C. Jensen and Perry Fagan, THE WALL STREET JOURNAL, March 29, 1996.)

                            ------------------------

    "The difference in job growth between the U.S. and Europe is staggering. The European Union has one-third more people than the U.S. but in the 25 years ending with 1995, the EU added just 8.5 million jobs, or 6% of the work force. In the same period the U.S. increased its work force by more than 46 million, or 65%." (Peter Lynch, Vice Chairman, Fidelity Management & Research Co., THE WALL STREET JOURNAL, September 20, 1996.)

                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities
 and Exchange Commission under the provisions of the Investment Company Act of
                                     1940.)

                            TEN YEAR HISTORICAL DATA

                                                  Per Share of Common Stock
                                    ------------------------------------------------------
                                                                               Distribu-
                                                                               tions(B)
                                                                  Divi-      declared from
                        Convertible                             dends(B)      long- term       Net
                        Preference                            declared from   investment     realized   Unrealized
              Total      Stock at      Net          Net            net         gains or     investment  appreciation
               net      liquidation   asset     investment     investment       capital       gains         of
Year         assets     preference    value      income(A)       income         surplus      (losses)   investments
           -----------  ----------  ---------  -------------  -------------  -------------  ----------  -----------
1986       $116,731,670 $10,230,075 $   13.26                                                           $32,538,800

1987       110,629,270  10,145,300      11.36    $     .17      $     .22      $    1.55    $18,037,871  15,056,016

1988       118,930,727  10,072,150      11.77          .16            .16            .92     2,292,807   25,718,033

1989       129,376,703  10,034,925      12.24          .17            .35            .65*      661,161   38,661,339

1990       111,152,013  10,027,050      10.00          .17            .20            .50*   (2,643,394)  25,940,819

1991       131,639,511  10,022,100      11.87          .14            .14            .56*    7,321,233   43,465,583

1992       165,599,864  10,019,000      14.33          .12            .20            .66     8,304,369   70,586,429

1993       218,868,360   9,960,900      17.90          .14            .18           1.42    16,407,909  111,304,454

1994       226,639,144   9,687,575      17.60          .23            .22           1.39    16,339,601  109,278,788

1995       292,547,559   9,488,350      21.74          .31            .33           1.60    20,112,563  162,016,798

1996       356,685,785   9,102,050      25.64          .27            .28           1.37    18,154,136  214,721,981

------------------------------

A -Excluding gains or losses realized on sale of investments.

B - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

 * Includes a non-taxable return of capital of $.56 in 1989, $.47 in 1990 and $.11 in 1991.
                         ------------------------------

    The Preference and Common Stocks are listed on the American Stock Exchange. On December 31, 1996, the market quotations were as follows:

    Convertible Preference Stock, $2.00 Series D.........  70 bid, 80 asked

    Common Stock.........................................  24 1/2 high, 24 1/8 low
                                                           and last sale

                                     [ 4 ]

TO THE STOCKHOLDERS OF
    CENTRAL SECURITIES CORPORATION:

    Financial statements for the year 1996, as reported upon by our independent auditors, and other pertinent information are submitted herewith.

    Comparative market values of net assets are as follows:

                                                                  December 31,    December 31,
                                                                      1996            1995
                                                                 --------------  --------------
Net assets.....................................................  $  356,685,785  $  292,547,559
Convertible Preference Stock at liquidation
  preference...................................................      (9,102,050)     (9,488,350)
                                                                 --------------  --------------
Net assets applicable to Common Stock..........................  $  347,583,735  $  283,059,209
                                                                 --------------  --------------
                                                                 --------------  --------------
Net asset coverage per share of Convertible
  Preference Stock.............................................  $       979.69  $       770.81
Net assets per share of Common Stock...........................           25.64           21.74
Pro forma net assets per share, reflecting conversion
  of the Convertible Preference Stock..........................           24.21           20.60
    Shares of Convertible Preference Stock
      outstanding..............................................         364,082         379,534
    Shares of Common Stock outstanding.........................      13,555,021      13,018,389

    Comparative operating results are as follows:

                                                                   Year 1996       Year 1995
                                                                 --------------  --------------
Net investment income..........................................  $    4,252,357  $    4,539,869
    Number of times Preferred dividend earned..................             5.6             5.9
    Per share of Common Stock..................................             .27*            .31*
Net realized gain on sale of investments.......................      18,154,136      20,112,563
Increase in net unrealized appreciation of
  investments..................................................      52,705,184      52,738,010
Increase in net assets resulting from
  operations...................................................      75,111,677      77,390,442

------------------------

* Per-share data are based on the average number of Common shares outstanding during the year and are after recognition of the dividend requirement on the Convertible Preference Stock.

    The Corporation made two distributions to holders of Common Stock in 1996, a cash dividend of $.20 per share paid on June 28 and an optional stock distribution of $1.45 per share or one share of Common Stock for each 16 shares held paid on December 27. The Corporation has been advised that of the $1.65 paid in 1996, $.28 represents ordinary income and $1.37 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of

                                     [ 5 ]
distributions may vary. It is suggested that stockholders consult with their tax advisors on this matter.

    In the optional distribution paid in December, the holders of 60% of the outstanding shares of Common Stock elected to receive stock, and 488,432 Common shares were issued. As a result of the 1996 distributions to Common stockholders, the conversion rate of the Series D Preference Stock was increased to 3.241 in accordance with the provisions of the Certificate of Incorporation. During the year, 15,452 shares of Convertible Preference Stock were converted into 48,200 shares of Common Stock.

    The Corporation did not repurchase any of its Common or Preference Stock during 1996. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

    Equity investors had another good year in 1996. The stock market, as measured by the Standard and Poor's 500 (including dividend reinvestment), was up 23%. Smaller companies did somewhat less well, as investors concentrated their attention on large capitalization stocks. The S & P mid-cap 400 was up by 19%. From an economic point of view, the year was characterized by low inflation and moderate economic growth. As a result, ample liquidity was available for the financial markets. Long rates rose early in the year and declined somewhat in the fall, while short-term rates were basically unchanged for the year. Recently, rates have moved up on reports of accelerating growth in the final quarter.

    Last year I noted caution on the part of professional investors after a splendid 1995. Now, just one year later, the stock market has completed its best consecutive two years since 1976. Caution, however, still remains the "byword" among professionals, perhaps supporting agnosticism about market forecasting.

    The increase in Central's net assets last year was attributable primarily to the technology and financial sectors, each of which represent about 30% of the Corporation's net assets. Our energy stocks also performed well. Basic industrial companies, comprising about 20% of our net assets, had mixed results. It should be noted that many of our companies have diversified operations and do not neatly fit a specific category. Also, the value at which the investment in Plymouth Rock is carried was reduced by 10%. It is meeting tough price competition in Massachusetts, which, together with bad winter storms last year, has caused a substantial earnings decline. Plymouth Rock's diversified companies are operating satisfactorily.

                                     [ 6 ]

    Shown below are Central's ten largest investments, accounting for 59% of net assets.

                                                                      December 31, 1996
                                                                    ---------------------  Year first
                                                                      Cost       Value      acquired
                                                                    ---------  ----------  -----------
                                                                         (millions)

Intel Corp.
  (Microprocessors)...............................................  $     1.2  $     39.3        1986
The Plymouth Rock Company
  (Insurance).....................................................        2.2        31.5        1982
M.A. Hanna Company
  (Specialty Chemicals)...........................................       12.9        21.9        1992
The Bank of New York Company
  (Banking and Processing Services)...............................        8.1        20.3        1993
Analog Devices, Inc.
  (Semiconductors)................................................        2.1        18.8        1987
Household International, Inc.
  (Consumer Finance and Credit Cards).............................        4.8        18.5        1992
Murphy Oil Corporation
  (Oil and Gas)...................................................       10.3        16.7        1976
The Reynolds and Reynolds Company
  (Computer Software and Business Forms)..........................         .8        16.3        1981
W.H. Brady Co.
  (Industrial Marking Systems)....................................        2.8        14.8        1984
Capital One Financial
  (Credit Cards)..................................................        5.1        11.7        1994

    Central's investment objective is growth of capital. In pursuing this objective, we own a small number of growing businesses with good economic fundamentals and shareholder-oriented managements. Our focus is on companies with medium and small market capitalizations. Central uses a long-term approach in making investments, looking out three to five years. Over the past five years, portfolio turnover has averaged less than 15%. Our practice has been to keep a substantial portion of the Corporation's assets in a small number of situations, with the balance invested in a broad general market portfolio. We believe the risk associated with this approach can be reduced through intimate knowledge of our companies. We add new companies when we think we have found good opportunities. For example, we have bought growing companies' shares when they were temporarily depressed. We have, also, bought shares of companies benefiting from industry consolidations. Sales are made based on changes in business fundamentals, relative valuation, and portfolio balance considerations. Your management believes it can best serve shareholders by buying good businesses at sensible prices and holding for long periods, while the companies are performing well.

    Looking at the economic scene with a longer-term perspective, it is apparent that major industry consolidations are taking place in banking, defense, health care, power generation, transportation and telecommunications. Mergers are occurring on a relative scale not seen

                                     [ 7 ]
since the beginning of this century. Corporations are "downsizing" and "outsourcing" to survive and prosper in a global competitive environment. Shareholder value has emerged as a concept with wide support among businessmen, and share repurchases are being made in record amounts. All this has not gone unnoticed by investors. Are they irrationally exuberant? Federal Reserve Chairman Greenspan has suggested the possibility. We do not know the answer. However, in the past two years, stock prices have moved well above their long-term trend. It would not be unprecedented for this to last should economic conditions continue to be favorable; but, even in that event, many economists believe investors should anticipate a lower rate of return.

    In our approach to investing, we do not attempt to forecast the stock market or interest rates. We look primarily at individual companies in the context of major industry or economic trends. The character and capability of management are very important in our analysis. Looking forward, we expect the stock market to fluctuate as it has in the past. However, we are confident that over the long term, given favorable economic conditions, we will be able to find interesting investment opportunities.

    Shareholders' inquiries are welcome.

                                             CENTRAL SECURITIES CORPORATION

                                                 WILMOT H. KIDD, PRESIDENT

375 Park Avenue
New York, N.Y. 10152
February 4, 1997

                                     [ 8 ]

                          PRINCIPAL PORTFOLIO CHANGES
                         October 1 to December 31, 1996
                   (Common Stock unless specified otherwise)

                                                             Number of Shares
                                                -------------------------------------------
                                                                                Held
                                                Purchased       Sold      December 31, 1996
                                                ----------  ------------  -----------------

American Management Systems, Inc..............                    40,000         370,000
The DII Group, Inc............................      50,000                       250,000
GTE Corporation...............................                    40,000         --
Morrison Knudsen Corporation..................     300,000                       300,000
Murphy Oil Corporation........................     105,000                       300,000
Petroleum Geo-Services ASA ADR................      10,000                       110,000
The Reynolds and Reynolds Company Class A.....                     5,000         625,000
Santa Fe Energy Resources, Inc................                   220,000         --
Tidewater Inc.................................                    30,000          50,000
Vesta Insurance Group, Inc....................      10,000                       170,000

                                     [ 9 ]

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

ASSETS:
    Investments:
        General portfolio securities at market
          value
          (cost $107,647,967) (Note 1)............  $288,599,746
        Securities of affiliated companies (cost
          $4,367,061) (Notes 1, 5 and 6)..........   38,137,263
        Short-term debt securities at cost plus
          accrued interest........................   30,108,721  $356,845,730
                                                    -----------
    Cash and receivables:
        Cash......................................      147,903
        Dividends receivable......................      177,800      325,703
                                                    -----------
    Office equipment and leasehold improvements,
      net.........................................                    21,941
                                                                 -----------
            Total Assets..........................               357,193,374
LIABILITIES:
    Payable for securities purchased..............      232,380
    Accrued expenses and reserves.................      275,209
                                                    -----------
            Total Liabilities.....................                   507,589
                                                                 -----------
NET ASSETS........................................               $356,685,785
                                                                 -----------
                                                                 -----------
NET ASSETS are represented by:
    $2.00 Series D Convertible Preference Stock
      without par value at liquidation preference,
      $25.00 per share, authorized 750,000 shares;
      issued 364,082 (Note 2).....................               $ 9,102,050
    Common Stock at par value, $1.00 per share,
      authorized 20,000,000 shares; issued
      13,555,021 (Note 2).........................                13,555,021
    Surplus:
        Paid-in...................................  $117,638,111
        Undistributed net investment income.......       95,136
        Undistributed net gain on sales of
          investments.............................    1,573,486  119,306,733
                                                    -----------
    Net unrealized appreciation of investments....               214,721,981
                                                                 -----------
NET ASSETS........................................               $356,685,785
                                                                 -----------
                                                                 -----------
NET ASSET VALUE PER COMMON SHARE..................                 $25.64
                                                                 -----------
                                                                 -----------

                See accompanying notes to financial statements.

                                     [ 10 ]

                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1996

INVESTMENT INCOME
Income:
    Cash dividends..................................  $3,884,564
    Interest........................................   2,004,180
    Miscellaneous income............................     136,735  $6,025,479
                                                      ----------  ----------

Expenses:
    Investment research.............................     406,477
    Administration and operations...................     465,893
    Employees' retirement plans.....................      82,530
    Custodian fees..................................      60,615
    Franchise and miscellaneous taxes...............     100,374
    Transfer agent's and registrar's fees and
      expenses......................................      60,780
    Rent and utilities..............................     148,467
    Listing, software and sundry fees...............      73,253
    Legal, auditing and tax fees....................      91,140
    Stationery, supplies, printing and postage......      50,515
    Travel and telephone............................      31,491
    Directors' fees.................................      49,000
    Insurance.......................................      81,709
    Publications and miscellaneous..................      70,878   1,773,122
                                                      ----------  ----------
Net investment income...............................               4,252,357

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions........  18,154,136
Net increase in unrealized appreciation of
investments.........................................  52,705,184
                                                      ----------
    Net gain on investments.........................              70,859,320
                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................              $75,111,677
                                                                  ----------
                                                                  ----------

                See accompanying notes to financial statements.

                                     [ 11 ]

                      STATEMENTS OF CHANGES IN NET ASSETS
                     For the years ended December 31, 1996
                             and December 31, 1995

                                                                        1996            1995
                                                                   --------------  --------------
FROM OPERATIONS:
    Net investment income........................................  $    4,252,357  $    4,539,869
    Net realized gain on investments.............................      18,154,136      20,112,563
    Net increase in unrealized appreciation of
      investments................................................      52,705,184      52,738,010
                                                                   --------------  --------------
        Increase in net assets resulting from operations.........      75,111,677      77,390,442
                                                                   --------------  --------------
DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income:
        Preference Stock.........................................        (753,623)       (771,139)
        Common Stock.............................................      (3,643,403)     (3,668,730)
    Net realized gain from investment transactions...............     (17,907,647)    (20,161,206)
                                                                   --------------  --------------
        Decrease in net assets from distributions................     (22,304,673)    (24,601,075)
                                                                   --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in
      Common Stock...............................................      11,331,622      13,119,148
    Other capital transactions...................................            (400)           (100)
                                                                   --------------  --------------
        Increase in net assets from capital share transactions...      11,331,222      13,119,048
                                                                   --------------  --------------
            Total increase in net assets.........................      64,138,226      65,908,415

NET ASSETS:
    Beginning of year............................................     292,547,559     226,639,144
                                                                   --------------  --------------
    End of year..................................................  $  356,685,785  $  292,547,559
                                                                   --------------  --------------
                                                                   --------------  --------------

                See accompanying notes to financial statements.

                                     [ 12 ]

                            STATEMENT OF INVESTMENTS
                               December 31, 1996
                           PORTFOLIO SECURITIES 91.6%
                   (COMMON STOCKS UNLESS SPECIFIED OTHERWISE)

 PRIN. AMT.                                                          MARKET
  OR SHARES                                                          VALUE
-------------                                                    --------------
              BANKING AND FINANCE 16.7%
      600,000  The Bank of New York Company, Inc...............  $   20,250,000
      325,000  Capital One Financial Corporation...............      11,700,000
      200,000  Household International, Inc....................      18,450,000
      300,000  Signet Banking Corporation......................       9,225,000
                                                                 --------------
                                                                     59,625,000
                                                                 --------------
              BUILDING PRODUCTS 1.0%
      100,000  USG Corporation(a)..............................       3,387,500
                                                                 --------------

              BUSINESS SERVICES 5.8%
       50,000  Kelly Services Inc. Class A.....................       1,350,000
      625,000  The Reynolds and Reynolds Company Class A.......      16,250,000
      150,000  UniFirst Corporation............................       3,187,500
                                                                 --------------
                                                                     20,787,500
                                                                 --------------
              CHEMICALS 8.9%
    1,000,000  Hanna (M. A.) Company...........................      21,875,000
      230,000  Martin Color-Fi, Inc.(a)........................       1,667,500
      100,000  Rohm and Haas Company...........................       8,162,500
                                                                 --------------
                                                                     31,705,000
                                                                 --------------
              COMMUNICATIONS 1.6%
           93  IXC Communications Corporation
                 10% Cum. Pfd.(a)(b)...........................          93,110
      440,000  Nextel Communications, Inc. Class A(a)..........       5,747,500
                                                                 --------------
                                                                      5,840,610
                                                                 --------------
              COMPUTER SOFTWARE & SERVICES 3.2%
      370,000  American Management Systems, Inc.(a)............       9,065,000
      181,130  Peerless Systems Corporation(a)(b)(c)...........       2,309,407
                                                                 --------------
                                                                     11,374,407
                                                                 --------------

                                     [ 13 ]

 PRIN. AMT.                                                          MARKET
  OR SHARES                                                          VALUE
-------------                                                    --------------
              CONSUMER PRODUCTS & SERVICES 2.4%
      366,100  Church & Dwight Co., Inc........................  $    8,374,538
                                                                 --------------

              ELECTRONICS 17.9%
      555,000  Analog Devices, Inc.(a).........................      18,800,625
      250,000  The DII Group, Inc.(a)..........................       5,812,500
      300,000  Intel Corporation...............................      39,281,250
                                                                 --------------
                                                                     63,894,375
                                                                 --------------
              ENERGY 6.7%
      300,000  Mercantile International Petroleum Inc.(a)......         615,000
      300,000  Murphy Oil Corporation(d).......................      16,687,491
      110,000  Petroleum Geo-Services ASA ADR(a)...............       4,290,000
               Steuart Petroleum Company Warrant to Purchase
                 Common Stock(a)(b)............................               0
       50,000  Tidewater Inc. .................................       2,262,500
                                                                 --------------
                                                                     23,854,991
                                                                 --------------
              HEALTH CARE 0.4%
      100,000  MGI Pharma, Inc.(a).............................         425,000
       70,000  RKS Health Ventures Corporation(a)(b)(e)........         700,000
       15,950  RKS Health Ventures Corporation
                 Series A Conv. Pfd.(a)(b)(e)..................         199,375
                                                                 --------------
                                                                      1,324,375
                                                                 --------------
              INDUSTRIAL EQUIPMENT 6.0%
      600,000  Brady (W.H.) Co. ...............................      14,775,000
      280,000  Measurex Corporation............................       6,720,000
                                                                 --------------
                                                                     21,495,000
                                                                 --------------
              INSURANCE 15.0%
       90,000  Allmerica Financial Corporation.................       3,015,000
       50,000  Gallagher (Arthur J.) & Co. ....................       1,550,000
      133,333  Mutual Risk Management Ltd......................       4,933,321
       70,000  The Plymouth Rock Company, Inc.
                 Class A(b)(e).................................      31,500,000
      150,000  Provident Companies, Inc........................       7,256,250
      170,000  Vesta Insurance Group, Inc......................       5,333,750
                                                                 --------------
                                                                     53,588,321
                                                                 --------------
              LIMITED PARTNERSHIP 0.8%
               Grumman Hill Investments, L.P.(a)(b)............       2,972,504
                                                                 --------------

                                     [ 14 ]

 PRIN. AMT.                                                          MARKET
  OR SHARES                                                          VALUE
-------------                                                    --------------
              METALS AND MINING 2.7%
      300,000  Cyprus Amax Minerals Company....................  $    7,050,000
      300,000  Morrison Knudsen Corporation(a).................       2,700,000
                                                                 --------------
                                                                      9,750,000
                                                                 --------------
              PUBLISHING 0.9%
      100,000  Media General, Inc. ............................       3,025,000
        5,000  Southeast Publishing Ventures, Inc.
                 Series A Pfd.(a)(b)(e)........................               0
                                                                 --------------
                                                                      3,025,000
                                                                 --------------
              TRANSPORTATION 1.6%
      533,757  Transport Corporation of America, Inc. Class
                 B(a)(e).......................................       5,737,888
                                                                 --------------
                       Total Portfolio Securities..............     326,737,009
                                                                 --------------

                       SHORT-TERM DEBT INVESTMENTS 8.4%
$  10,091,000  Chevron Corporation 5.45% due 1/21/97...........      10,112,379
    8,975,000  Ford Motor Corporation 5.39%-5.62% due
                 1/13/97-1/27/97...............................       8,981,510
   10,978,000  General Electric Capital Corp. 5.25% due
                 1/06/97.......................................      11,014,832
                                                                 --------------
                       Total Short-Term Investments............      30,108,721
                                                                 --------------
                       Total Investments.......................     356,845,730
                                                                 --------------
                       Liabilities, less cash, receivables and
                         other assets..........................        (159,945)
                                                                 --------------
                       Net Assets--100%........................  $  356,685,785
                                                                 --------------
                                                                 --------------

------------------------
(a) Non-dividend paying.

(b) Valued at estimated fair value.

(c) As a result of fractional adjustments, the actual number of shares received upon exercise of Warrants to purchase Common Stock of Peerless Systems Corporation was 47,876 shares rather than 47,878 shares as reported at September 30, 1996.

(d) Value includes $1,853,571 attributable to 85,714 shares of Deltic Timber Corporation Common Stock to be received in a distribution from Murphy Oil Corporation effective January 2, 1997.

(e) Affiliate as defined in the Investment Company Act of 1940.

                See accompanying notes to financial statements.

                                     [ 15 ]

                         NOTES TO FINANCIAL STATEMENTS

    1. SIGNIFICANT ACCOUNTING POLICIES--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    SECURITY VALUATION--Securities are valued at the last sale price on December
      31, 1996 or, if unavailable, at the closing bid price. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values, also, may differ from the amounts that would have been used had a liquid market existed for these securities, and such differences could be significant.

    FEDERAL INCOME TAXES--It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

    OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

    2. PREFERENCE STOCK AND COMMON STOCK--The Convertible Preference Stock is redeemable at the Corporation's option at $27.50 per share. Dividends are cumulative. Each share is convertible into 3.241 shares of Common Stock and 1,179,989 authorized but unissued Common shares have been reserved for issuance upon conversion. The Corporation issued 48,200 shares of Common Stock upon conversion of shares of Preference Stock in 1996.

    In the optional distribution paid on December 27, 1996, 488,432 Common shares were issued.

    The Corporation did not repurchase any of its Common or Preference Stock in 1996. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

    3. INVESTMENT TRANSACTIONS--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1996, excluding short-term investments, were $32,699,658 and $28,275,559, respectively.

    As of December 31, 1996, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $216,062,050 and $1,340,069, respectively.

                                     [ 16 ]

    4. OPERATING EXPENSES--The aggregate remuneration paid during the year ended December 31, 1996 to officers and directors amounted to $798,970, of which $49,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 1996 was $75,907.

    5. AFFILIATES--The Plymouth Rock Company, Inc., RKS Health Ventures Corporation, Southeast Publishing Ventures, Inc. and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received a dividend of $371,700 from The Plymouth Rock Company, Inc. during the year ended December 31, 1996. Unrealized appreciation related to affiliates decreased by $3,900,318 for the year 1996.

    6. RESTRICTED SECURITIES--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 1996 such investments had an aggregate value of $37,774,396, which was equal to 10.6% of the Corporation's net assets. Investments in restricted securities at December 31, 1996, including acquisition dates and cost, were: Grumman Hill Investments, L.P., 9/11/85, $537,052; IXC Communications, Inc., 3/15/96, $106; Peerless
Systems Corporation, 12/21/92, $305,819; The Plymouth Rock Company, Inc., 12/15/82, $1,500,000 and 6/1/84, $699,986; RKS Health Ventures Corporation,
12/15/94, $700,000 and 7/13/95, $199,375; Southeast Publishing Ventures, Inc.,
4/5/89, $5,200; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $677,141 for the year 1996.

                              -------------------

                   UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                         Net Realized and Unrealized
                                            Net Investment Income*           Gains on Investments
                                         -----------------------------  ------------------------------
                            Investment                   Per Common                      Per Common
                             Income*        Amount          Share          Amount           Share
                           ------------  ------------  ---------------  -------------  ---------------
3 Mos. Ended
   3/31/96...............  $  1,515,078  $  1,113,445     $     .08     $  17,398,356     $    1.34
   6/30/96...............     1,166,053       865,116           .07        12,588,365           .97
   9/30/96...............     1,318,601     1,028,210           .08        14,748,612          1.13
  12/31/96...............     1,272,124       491,963           .04        26,123,987          2.01

------------------------
 * Net of dividends paid on the Convertible Preference Stock.

                                     [ 17 ]

                              FINANCIAL HIGHLIGHTS

                                                       1996       1995       1994       1993       1992
                                                     ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............  $   21.74  $   17.60  $   17.90  $   14.33  $   11.87
Net investment income..............................        .33        .37        .30        .21        .20
Net realized and unrealized gain on securities.....       5.28       5.76       1.08       5.03       3.20
                                                     ---------  ---------  ---------  ---------  ---------
      Total from investment operations.............       5.61       6.13       1.38       5.24       3.40
Less:
Dividends from net investment income*
    To Preference Stockholders.....................        .06        .06        .07        .07        .08
    To Common Stockholders.........................        .28        .33        .22        .18        .20
Distributions from capital gains*
    To Common Stockholders.........................       1.37       1.60       1.39       1.42        .66
                                                     ---------  ---------  ---------  ---------  ---------
      Total distributions..........................       1.71       1.99       1.68       1.67        .94
                                                     ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.....................  $   25.64  $   21.74  $   17.60  $   17.90  $   14.33
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------
Per share market value, end of period..............      24.13      20.88      15.75      15.50      11.63
TOTAL INVESTMENT RETURN (%)........................      22.35      45.65      12.30      47.68      36.71

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(000).....................    356,686    292,548    226,639    218,868    165,600
Ratio of expenses to average net assets(%).........        .55        .62        .65        .77        .88
Ratio of net investment income to average net
  assets(%)........................................       1.32       1.69       1.51       1.17       1.42
Portfolio turnover rate(%).........................       9.89       8.27      11.73      15.14      18.56
Average commission rate paid ( CENTS per share)....       6.76       6.89       7.11

------------------------
* Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                                     [ 18 ]

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
    CENTRAL SECURITIES CORPORATION

    We have audited the accompanying statement of assets and liabilities and the statement of investments of Central Securities Corporation as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

    Also, in our opinion, the information set forth for each of the years in the ten-year and two-year periods ended December 31, 1996 in the tables appearing on pages 4 and 5 is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                        KPMG PEAT MARWICK LLP
New York, N. Y.
January 27, 1997

                                     [ 19 ]

                               BOARD OF DIRECTORS

DONALD G. CALDER                   DUDLEY D. JOHNSON
    Vice President                     President
    G. L. Ohrstrom & Co., Inc.         Young & Franklin Inc.
    New York, N. Y.                    Liverpool, N. Y.

JAY R. INGLIS                      WILMOT H. KIDD
    Executive Vice President           President
    Holt Corporation
    New York, N. Y.
                        C. CARTER WALKER, JR.
                            Washington, CT

                         GARDINER S. ROBINSON
                          Director Emeritus

                   OFFICERS

WILMOT H. KIDD, President
CHARLES N. EDGERTON, Vice President and
Treasurer
KAREN E. RILEY, Secretary

                    OFFICE

    375 Park Avenue, New York, N. Y. 10152
                 212-688-3011

CUSTODIAN
    The Chase Manhattan Bank, N.A.
        770 Broadway, New York, N. Y. 10003

TRANSFER AGENT AND REGISTRAR
    First Chicago Trust Company of New York
        P.O. Box 2500, Jersey City, N. J.
    07303-2500

INDEPENDENT AUDITORS
    KPMG Peat Marwick LLP
        345 Park Avenue, New York, N. Y. 10154

                                     [ 20 ]